SEGMENT REPORTING	12 Months Ended
Dec. 31, 2015
Segment Reporting [Abstract]
SEGMENT REPORTING
23.	SEGMENT REPORTING

In accordance with ASC 280, “Segment Reporting”, the Group’s chief operating decision maker has been identified as the executive chairman of the board of directors and chief executive officer, who makes resource allocation decisions and assesses performance based on the Group’s consolidated results. As a result, the Group has only one reportable segment.

Entity-wide disclosures

The Group’s revenues by its four product groups, including the new home product group, secondary and rental properties product group, home furnishing and improvement product group, and research product group were summarized as follows:

	For the Years Ended December 31,
	2013	2014	2015
	US$	US$	US$
E-commerce services:
New home	188,102	244,294	318,612
Other product groups	5	50	156,198

Total E-commerce service revenues	188,107	244,344	474,810

Marketing services:
New home	258,479	260,333	219,057
Secondary and rental properties	919	1,093	2,498
Home furnishing and improvement	18,924	33,058	28,307

Total marketing service revenues	278,322	294,484	249,862

Listing services:
Secondary and rental properties	144,963	124,172	83,972
Research	14,178	19,019	21,540
Other product groups	2,406	2,463	2,410

Total listing service revenues	161,547	145,654	107,922

Financial services:
New home	-	2,927	20,156
Other product groups	-	308	9,426

Total financial service revenues	-	3,235	29,582

Geographic disclosures

As the Group generates substantially all of its revenues from customers domiciled in the PRC, no geographical segments are presented. All of the Group’s long-lived assets are located in the PRC except for buildings and land with net book values of US$54,432 and US$52,974 as of December 31, 2014 and 2015, respectively, which are located in the United States of America.